UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2012

GroveWare Technologies Ltd.

(Exact name of small business issuer as specified in its charter)

Nevada	26-1265381
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1006 - 20 Eglinton Ave. W. Toronto, Ontario, Canada M4R 1K8
(Address of principal executive offices)

(416) 644-5111
(Issuer’s telephone number)

_______________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On August 1, 2012, we executed an employment agreement with Mr. Hrair Achkarian (“Achkarian”). Pursuant to the terms and conditions of the Agreement:

▪	Achkarian will serve as our President and Chief Executive Officer. While employed by us, Achkarian will use his best efforts to promote our success;

▪	Achkarian will receive an annual base salary of US$250,000 and receive stock grants of 3,000,000 shares of our common stock and an option to purchase 1,000,000 shares of our Class A Convertible Preferred Stock at the current fair market value. Our Class A Convertible Preferred Stock has super voting rights of 100 votes per share and each share is convertible into one share of our common stock.

▪	Achkarian will also be entitled to a performance benefits, car allowance, paid time off, health and other benefits;

▪	Achkarian will be subject to confidentiality provisions and non-competition restrictions; and

▪	Upon termination of Achkarian’s employment, Achkarian will be entitled to severance as provided under the Agreement.

Also on August 1, 2012, we executed an employment agreement with W. Scott Boyes (“Boyes”). Pursuant to the terms and conditions of the Agreement:

▪	Boyes will serve as our Chief Financial Officer, Treasurer and Secretary. While employed by us, Boyes will use his best efforts to promote the success of the Company;

▪	Boyes will receive an annual base salary of US$1.00 and receive a stock award of 1,500,000 shares of our common stock within 30 days of the executed employment agreement. The shares shall be fully paid and non-assessable upon issuance.

▪	Boyes will also be entitled to paid time off, health and other benefits;

▪	Boyes will be subject to confidentiality provisions and non-competition restrictions; and

▪	Upon termination of Boyes’s employment, Boyes will be entitled to severance as provided under the Agreement.

A copy of the employment agreements are attached hereto as Exhibits 10.1 and 10.2, and are incorporated herein by reference. The foregoing description of the employment agreements is qualified in its entirety by reference to the full text of the agreements.

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SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to a material modification to rights of security holders is incorporated by reference into this Item 3.03.

The Company will file the Certificate of Designation with the Secretary of State of the State of Nevada, in the form attached as Exhibit 4.1 to this Current Report on Form 8-K. The Certificate of Designation will create and specify the rights of the Class A Convertible Preferred Stock of the Company, including the super voting rights and the terms and conditions on which shares of such preferred stock would convert into shares of common stock of the Company.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the compensatory arrangements of certain officers is incorporated by reference into this Item 5.02.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Certificate of Designation – Class A Preferred Stock
10.1	Employment Agreement, dated August 1, 2012
10.1	Employment Agreement, dated August 1, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GroveWare Technologies Ltd.

/s/ Hrair Achkarian

Hrair Achkarian
CEO

Date: August 2, 2012

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